Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.02

Intranasal (IN) Oxytocin Relieves Pain and Depressive Behavior in a Rodent Model of Mild Traumatic Brain Injury (TBI) 1 July 2020 Shashidhar H Kori, MD, FAHS, David Yeomans, PhD, Michael Klukinov, PhD Version P0238 7-29-20 (Doc 0676) 1 © 2020 Tonix Pharmaceuticals Holding Corp.

DISCLOSURES 2 SHASHIDHAR H KORI: Full-time employee, Chief Medical Officer, Trigemina Inc. Consultant: Tonix Pharma, Exalys, Satsuma, NewBio DAVID YEOMANS: Full-time employee, Stanford University. Consultant: Trigemina Inc, Tonix, Exalys, NewBio, SiteOne, CereVu Michael Klukinov: Full-time employee, Stanford University. Consultant: Trigemina, Inc. © 2020 Tonix Pharmaceuticals Holding Corp.

Consequences of TBI 3 • Post traumatic headaches (PTH) • Cognitive deficits in memory, attention, and concentration • Somatic complaints of fatigue, disordered sleep, dizziness • Affective complaints of irritability, anxiety, and depression • Post Traumatic Stress Disorder (PTSD) Hoffman et al 2020 © 2020 Tonix Pharmaceuticals Holding Corp.

Post Traumatic Headache (PTH) is a Disabling Symptom of TBI 4 • TBI is the most common brain disorder, the incidence of which exceeds that of dementia, epilepsy and stroke • 1.7 million TBIs are sustained each year in the United States, most of which are of mild initial severity • 5.3 million Americans live with TBI-related disability • PTH is one of the most prevalent TBI sequelae (up to 89% of patients suffer from it), is one of the longest lasting post-concussion symptoms, causes significant morbidity, and might be associated with slower neurocognitive recovery Finkel et al 2012 © 2020 Tonix Pharmaceuticals Holding Corp.

CGRP and PACAP are Believed to Play a Critical Role in Post traumatic Headache (PTH) 5 • Most PTH are migraine like in character (Finkel 2012) • Some PTH have autonomic features (Finkel 2012) • CGRP (Friburg 1994) and PACAP (Amin 2014) are elevated in jugular blood during migraine attack • CGRP injection causes migraine headache in 63% of migraineurs • PACAP-38 injection induces migraine headache in 73% of migraineurs • CGRP antibodies are highly effective in approx. 50% of chronic migraine pts • PACAP has been implicated in 15-40% of chronic migraineurs (Vollesen 2017) • CGRP has been implicated in animal models of PTH (Navratilova et al., 2019) • In an open label study, a CGRP antibody was found effective in PTH (Ashina et al, 2020) © 2020 Tonix Pharmaceuticals Holding Corp.

Intranasal Oxytocin (IN OT) as a Treatment for PTH 6 • Natural hormone, deficiency of which is believed to lower pain threshold • Intranasal oxytocin is taken up by trigeminal (TG) system and believed to act in TG • Has multiple mechanism of action, suppresses trigeminal nociceptive transmission, blocks CGRP and PACAP • Has little systemic effect, and hence does not appear to block CGRP or PACAP elsewhere in the body • Believed to have anti-dependence effect and has been used in treating PTH patients with medication overuse headache (MOH) • Believed to have anti-anxiety effects, a common co-morbidity in TBI patients • Extensive history of use and tolerability: clinically use for more than 60 years • No recognized addictive potential, and no tachyphylaxis has been described © 2020 Tonix Pharmaceuticals Holding Corp.

 Efficacy of IN OT Has Been Demonstrated in Other Headache Models 7 • Synergistic action between oxytocin and Mg demonstrated • Naso-cerebral pathway proved by radiolabeling studies • Decreased action potentials in TG cells demonstrated by elegant electrophysiological studies • Blockage of CGRP and PACAP release by oxytocin demonstrated* • Pain relief in TG system by intranasal oxytocin, but not IV oxytocin, demonstrated in animal models of TMJ inflammation and trigeminal neuropathy • Oxytocin receptors demonstrated in SPG, a key parasympathetic contributor to cranial pain persistence *Yeomans et al 2017 © 2020 Tonix Pharmaceuticals Holding Corp.

Efficacy of nasal OT was tested in a rat model of mild-moderate traumatic brain injury (TBI)

Elevated levels of OT in trigeminal ganglia and pons after nasal application of OT vs vehicle control 1500 1000 Trigeminal Pons Concentration (pg/mL) 500 Spinal cord Olfactory Bulb 0 OxytocinControl OxytocinControl OxytocinControl OxytocinControl Trigeminal Pons Spinal cord Olfactory Bulb

Nasal OT effects on post TBI pain Mechanical sensitivity (von Frey) after mild The effect of nasal oxytocin on allodynia TBI or sham surgery after mild TBI. A. Left Hindpaw B. Right Hindpaw A. Left Hindpaw Mechanical Allodynia 50 40 B. Right Hind Paw Mechanical Sensitivity 40 Mild TBI * * Mild TBI Oxytocin 40 * * Oxytocin 40 * * * Sham * Sham * Vehicle 30 30 * * * * * Vehicle * * * 30 * 30 * * 20 20 Grams 20 Grams 20 Grams Grams 10 10 10 10 0 0 0 0 B. L. 1 2 3 4 7 11 14 17 21 25 30 35 B. L. 1 2 3 4 7 11 14 17 21 25 30 35 B.l. 0 0.5 1 1.5 2 3 6 10 B.l. 0 0.5 1 1.5 2 3 6 10 Time (days) Time (days) Time (hr) Time (hr) C. Left facial D. Right facial C. Left Facial Mechanical Allodynia D. Right Facial Mechanical Sensitivity 25 20 40 30 * Mild TBI * * mild TBI Oxytocin Oxytocin 20 Sham * * Sham Vehicle Vehicle * * 15 30 * * * * 20 15 * * * * 10 20 * * 10 Grams Grams 10 5 10 5 0 0 0 0 B. L. 1 2 3 4 7 11 14 17 21 25 30 35 B. L. 1 2 3 4 7 11 14 17 21 25 30 35 B.l. 0 0.5 1 2 3 6 10 B.l. 0 0.5 1 2 3 6 10 Time (hr) Time (hr)

Nasal OT effects on post TBI pain Anti-allodynic effect of nasal OT is blocked IV OT is ineffective in preventing post-TBI by the OT antagonist Atosiban allodynia A. Left hp I.V Oxytocin B. Right hp I.V Oxytocin A. Left Hind-paw Oxytocin +/- Atosiban B. Right Hind-paw Oxytocin +/- Atosiban 40 40 40 * * 40 * * I.V. Oxytocin I.V. Oxytocin * * Oxytocin + Vehicle * Oxytocin + Vehicle * * I.V. Vehicle I.V. Vehicle * Oxytocin + Atosiban * Oxytocin + Atosiban 30 30 30 30 Grams 20 Grams 20 Grams 20 Grams 20 10 10 10 10 0 0 0 0 B.l. 0 0.5 1 1.5 2 3 4 6 B.l. 0 0.5 1 1.5 2 3 4 6 0 2 4 6 0 2 4 6 Time (hr) Time (hr) Time (hr) Time (hr) C. Left Facial Oxytocin +/- Atosiban D. Right Facial Oxytocin +/- Atosiban C. Facial Left I.V Oxytocin D. Facial Right I.V Oxytocin 40 30 40 40 Oxytocin + Vehicle Oxytocin + Vehicle I.V. Oxytocin I.V. Oxytocin Oxytocin + Atosiban Oxytocin + Atosiban I.V. Vehicle I.V. Vehicle 30 30 30 20 * * * 20 * * * 20 20 Grams * * Grams Grams Grams 10 * 10 * 10 10 0 0 B.l. 0 0.5 1 2 3 4 6 B.l. 0 0.5 1 2 3 4 6 0 0 Time (hr) Time (hr) 0 2 4 6 0 2 4 6 Time (hr) Time (hr)

Nasal OT effects on post TBI pain Nasal OT has no effect on Conditioned Nasal OT is effective in some aspects of post-TBI Place Preference in control animals: Depression in the forced swim test analgesia without addictive potential Immobility Struggling 200 80 ________*________ * CPP 150 60 0.8 *p = 0.0184 Pre-conditioning 100 40 Postconditioning Time/seconds Time/seconds 0.6 50 20 0.4 0 0 Controls Vehicle Oxytocin Controls Vehicle Oxytocin 0.2 Swimming Coping 250 250 0.0 ________ * 200 * 200 ________ 150 150 % time spent in oxytocin paired chamber (n=10) (n=11) TBI 100 Controls 100 50 50 0 0 Controls Vehicle Oxytocin Controls Vehicle Oxytocin

IN OT for Core PTSD Symptom of Anxiety • Proprietary Formulation of Nasal Oxytocin Plus Mg++ Provides Synergistic Improvement in Elevated Plus Maze test of Anxiety Elevated Plus Maze Test of 9 Anxiety 8.5 8 7.5 7 6.5 # of Open Arm Entries 6 5.5 5 Vehicle OT alone OT + Mg++ Mg++ alone

Conclusions: IN Oxytocin in Post traumatic Headache (PTH) 14 • After intranasal application, oxytocin concentrates in the trigeminal system • Intranasal, but not IV Oxytocin attenuates pain responses in a rat model of traumatic brain injury without addictive potential • These analgesic effects can be blocked by an oxytocin antagonist showing receptor specificity • Intranasal oxytocin also attenuates post-TBI depressive and anxiety behaviors • Addition of magnesium enhances the effects of intranasal oxytocin © 2020 Tonix Pharmaceuticals Holding Corp.